EXHIBIT 10.1

SECOND AMENDMENT TO BRIDGE LOAN AGREEMENT

THIS SECOND AMENDMENT TO BRIDGE LOAN AGREEMENT (this “Agreement”) is dated as of January 5, 2017, by and between SolarWindow Technologies, Inc. (“Borrower”), a Nevada corporation and Kalen Capital Holdings, LLC (“Creditor”) a Delaware limited liability corporation and a wholly owned subsidiary of Kalen Capital Corporation (“KCC”), a corporation organized under the laws of the Province of Alberta, Canada.

WHEREAS, Borrower entered into a Bridge Loan Agreement dated as of March 4, 2015, as amended by the Amendment to Bridge Loan Agreement dated as of December 7, 2016 (collectively, the “Loan Agreement”) with 1420468 Alberta Ltd. (“1420468 Alberta”), pursuant to which 1420468 Alberta provided Borrower with a loan in the principal amount of $600,000, with a maturity date of December 31, 2016;

WHEREAS, on or about December 31, 2015, 1420468 Alberta was amalgamated into KCC, with KCC being the surviving legal entity and the holder of the Promissory Note, which it assigned to Creditor; and

WHEREAS, Borrower and Creditor desire to extend the maturity date of the Loan to December 31, 2017;

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

1.    Definitions.

All capitalized but undefined terms used herein shall have the mean set forth in the Bridge Loan Agreement.

2.    Extension of Maturity Date.

Borrower and Creditor hereby agree to extend the Maturity Date for payment of the Principal Amount and all interest due thereon to December 31, 2017 and all references in the Loan Agreement and Promissory Note to Maturity Date shall mean December 31, 2017.

3.    No Event of Default.

No Event of Default has occurred and is continuing or exists. For purposes hereof, Creditor has agreed to waive any Event of Default of the Loan arising from Borrower’s failure to pay the Loan and the interest due thereon on December 31, 2016.

4.    No Other Changes.

Other than as specifically set forth herein, the Loan Agreement remains in full force and effect.

5.    Counterparts.

This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original and all of which together shall constitute a single agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

SolarWindow Technologies, Inc.

By: /s/ John Conklin

Name: John Conklin

Title: President and Chief Executive Officer

Kalen Capital Holdings, LLC

By: /s/ Harmel S. Rayat

Name: Harmel S. Rayat

Title: President

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